                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 4, 1996 appearing on page F-2 of EarthLink Network, Inc.'s Registration Statement on Form S-1 for the nine months ended September 30, 1996.



PRICE WATERHOUSE LLP



Costa Mesa, California
February 21, 1997